
evolution

Fidelity BANK

Annual Meeting of Shareholders – May 3, 2022

Vision Statement

Fidelity Bankers are passionate about success and committed to building strong relationships through exceptional client experiences. Fidelity Bank will be the best bank for our bankers to work, our clients to bank, our shareholders to invest, and for our community to prosper.


Fidelity BANK

Making our Move

2017 | 2018 | 2019 | 2020 | 2021



FIDELITY D & D BANCORP
ON BEING NAMED
Fidelity BANK
Nasdaq

Fidelity D & D Bancorp, Inc. listed for the first time by the Nasdaq Global Market.

Fidelity D & D Bancorp, Inc. was added to the broader market Russell 2000 index.

Forbes

Named one of the top 3 banks in PA for client experience, both in-branch and online.



Branch expansion to Back Mountain. Currently $35 million in deposits.

Wealth Management Division assumed JBT's $34 million in fiduciary assets.

Forbes

Named one of the top 3 banks in PA for client experience, both in-branch and online.

$1 Billion

Attained total assets of $1 billion through organic growth.



Branch expansion to Mountain Top. Currently $16 million in deposits.

Earned 'Top Customer Ratings of Pandemic Performance' by Banking Northeast.

Fidelity BANK
Merchants BANK
Acquisition

Fidelity BANK
LANDMARK Community Bank
Acquisition

Fidelity D & D Bancorp, Inc. Overview

Company Overview as of March 31, 2022	
Headquarters	Dunmore, PA
Ticker / Exchange	FDBC / NASDAQ
Market Capitalization	$265.9M
Outstanding Shares	5,728,094
Year Established	1902
Branches	22

Financial Overview as of March 31, 2022			
Total Assets	$2,420,774	LTM ROAA	1.14%
Gross Loans	$1,474,309	LTM ROAE	13.05%
Total Deposits	$2,210,005	LTM NIM	3.19%
Loans / Deposits	66.93%	LTM Effic. Ratio	57.52%
TCE / TA	6.41%	NPAs / Assets	0.17%
RBC Ratio	14.18%	Reserves / NPAs	401.82%
Wealth Management AUM		$672 million	

Note: All dollars in thousands unless otherwise noted
Source: S&P Capital IQ Pro as of 03/31/2022


Carbondale
Honesdale
Moosic
Wilkes-Barre
Berwick
Hazleton
East Stroudsburg
Shenandoah
New Castle
Pottsville
Schuylkill Haven
Allentown

RETAIL BANKING	COMMERCIAL	FEE BASED BUSINESS
• 22 branch locations, 27 owned/operated ATMs, and 30,000 ATMs through MoneyPass© • Online and Mobile Banking • Personal Lending • Indirect Auto Lending • Secured and Unsecured Consumer Loans	• C&I CRE Lending • SBA Lending • Cash Management • Card and Payment Services	• Retirement Planning • Wealth Management • Brokerage and Advisory Services • Trust & Fiduciary Services

Fidelity BANK

Key Highlights

- High performing community bank with a proven track record of strong organic growth in a low growth legacy market
- Low-cost core deposits
- 7 consecutive years of increased dividend payout
- Proven ability to successfully complete acquisitions and integrations
- Credit culture that has produced strong asset quality and a diversified portfolio
- Well diversified fee income source, including mortgage banking, wealth management, and debit card interchange revenue
- Commitment to success and commitment to building strong relationships through an extraordinary client experience

Your *Fidelity* BANK Team



Daniel J. Santaniello
President
Chief Executive Officer
Joined 2001



Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer
Joined 2003



Eugene J. Walsh
Executive Vice President
Chief Operating Officer
Joined 2010



Michael J. Pacyna, Jr.
Executive Vice President
Chief Lending Officer
Joined 2015



Timothy P. O'Brien
Sr. Executive Vice President
Chief Business Development Officer
Joined 2008



Joann J. Marsili
Sr. Vice President
Chief Marketing Officer
Joined 2003



Michelle J. Carr
Sr. Vice President
Retail Banking Director
Joined 2005



Mary T. McNichols
Sr. Vice President
Human Resources Director
Joined 2006



Nicholas A. Parise
Sr. Vice President
Director of Wealth Management
Joined 2019



Kerry M. Lobel
Sr. Vice President
Chief Information Officer
Joined 2019

Fidelity BANK

2021 In Review

Two great community banks join forces for one *exceptional* client experience.

- $2.4 billion – Asset size
- 300 Bankers
- Covering Northeastern Pennsylvania and the Lehigh Valley

Fidelity BANK

LANDMARK™ Community Bank

Deposit Market Share

Lackawanna, PA

Rank	Institution	Number of Branches	Deposit in Market ($000)	Market Share
1	PNC Financial Services Group Inc.	7	2,751,255	34.3%
2	**Fidelity D & D Bancorp Inc.**	***10***	***1,038,196***	***13.0%***
3	Peoples Financial Services Corp.	9	943,139	11.8%
4	FNCB Bancorp Inc.	7	666,357	8.3%
5	Wells Fargo & Co.	5	623,307	7.8%
6	NBT Bancorp Inc.	10	563,825	7.0%
7	Community Bank System Inc.	9	508,313	6.3%
8	F.N.B. Corp.	4	291,686	3.6%
9	Citizens Savings Bank	5	260,896	3.3%
10	Honat Bancorp, Inc.	3	105,307	1.3%
	Total For Institutions In Market	79	8,018,873	

Out of 17 Institutions

Luzerne, PA

Rank	Institution	Number of Branches	Deposit in Market ($000)	Market Share
1	PNC Financial Services Group Inc.	12	1,843,144	23.6%
2	M&T Bank Corp.	10	1,300,912	16.7%
3	Wells Fargo & Co.	5	661,013	8.5%
4	FNCB Bancorp Inc.	9	591,786	7.6%
5	Community Bank System Inc.	9	575,994	7.4%
6	**Fidelity D & D Bancorp Inc.**	***7***	***542,087***	***6.9%***
7	Citizens Financial Group Inc.	7	524,367	6.7%
8	Penns Woods Bancorp Inc.	8	506,502	6.5%
9	Truist Financial Corp.	6	374,118	4.8%
10	First Keystone Corp.	8	300,810	3.9%
	Total For Institutions In Market	95	7,814,086	

Out of 18 Institutions

Northampton, PA

Rank	Institution	Number of Branches	Deposit in Market ($000)	Market Share
1	Wells Fargo & Co.	11	1,348,858	18.0%
2	Fulton Financial Corp.	10	1,056,133	14.1%
3	Truist Financial Corp.	10	1,013,533	13.5%
4	PNC Financial Services Group Inc.	10	934,964	12.5%
5	Embassy Bancorp Inc.	4	754,924	10.1%
6	**Fidelity D & D Bancorp Inc.**	**8**	**486,417**	**6.5%**
7	Bank of America Corp.	3	473,785	6.3%
8	The Toronto-Dominion Bank	4	399,861	5.3%
9	Banco Santander SA	2	273,070	3.6%
10	ESSA Bancorp Inc.	5	194,926	2.6%
	Total For Institutions In Market	79	7,491.732	

Out of 17 Institutions

Fidelity BANK

Best Bank for Our Bankers to Work and Our Clients to Bank


COVID-19



- All COVID precautions were taken – including shields, PPEs, and deep cleaning
- Twice lobbies were by appointment due to a spike in COVID
- All Bankers retained their jobs, and all were paid 100%



- Originated over $236 million in 2,573 PPP loans, generating $10.3 million in gross fees including $1.3 million unearned.
  - First Round - $159 million in 1,051 loans ($5.6 million in fees earned)
  - Second Round - $77 million in 1,022 loans ($3.4 million in fees earned, $1.3 million unearned)
- Helped local businesses keep over 36,000 workers employed
- Round 1 - #1 PPP Lender in Lackawanna County 801 loans worth $46.2 million
- Earned 'Top Customer Ratings of Pandemic Performance', March 2021 by Banking Northeast

Fidelity BANK

Best Bank for Our Community to Prosper

Over $1.8 million donated to our community

- $1,074,500 to EITC organizations
- $781,026 to scholarship funding and Bank donations
- $47,500 to various organizations from the Fidelity D&D Charitable Foundation funding


Fidelity BANK

- 3,137 hours donated by 225 Bankers of which 1,883 hours were unpaid after work hours to 137 community organizations through the Volunteer Time Off program.



Fidelity BANK

Accolades

- Ranked one of the "Top 200 Community Banks" in the U.S. by American Banker eight times.
- Five Star Bauer ranking for 32 consecutive quarters since 2Q14.
- Ranked #1 mortgage lender in Northeastern Pennsylvania for twelve consecutive years.* In 2021, the Bank originated 1,135 loans for $296 million.
- Voted “Best Bank” by readers of the Times Tribune eight times, and by the Morning Call readers for the first time.


AMERICAN BANKER
TOP 200
COMMUNITY BANKS
2020
Readers' CHOICE 2021
THE MORNING CALL
2021 READERS' CHOICE
The Times-Tribune



- The SAGE Awards, Scranton Awards for Growth and Excellence, recognize the outstanding efforts, talent, creativity and innovation in northeastern Pennsylvania. Fidelity Bank received the 2021 Greater Scranton Chamber of Commerce SAGE Award for “Best Practices in Marketing and Communications”.

*based on HMDA data

Net Promoter Survey Scores

2021 Home Loan

How likely is it that you would recommend Fidelity Bank to a friend or colleague?


Your Net Promoter® Score
SurveyMonkey Global Benchmark
0
-50
50
84
NPS
-100
100
Answered: 281 Skipped: 0
47
NPS
Average from 92,304 Organizations
1/1/2021 - 12/31/2021

Your score is in the top 25%

MINIMUM	LOWER QUARTILE	MEDIAN	UPPER QUARTILE	MAXIMUM
-100	26.4	54.8	76	100
Your Net Promoter® Score: 84				

2021 Retail

How likely is it that you would recommend Fidelity Bank to a friend or colleague?


Your Net Promoter® Score
SurveyMonkey Global Benchmark
0
-50
50
63
NPS
-100
100
Answered: 2,148 Skipped: 35
47
NPS
Average from 92,304 Organizations
1/1/2021 - 12/31/2021

Your score is in the top 50-75%

MINIMUM	LOWER QUARTILE	MEDIAN	UPPER QUARTILE	MAXIMUM
-100	26.4	54.8	76	100
Your Net Promoter® Score: 63				

Stock Market Performance


Market Performance- Last Five Years
240.0
200.0
160.0
120.0
80.0
40.0
0.0
-40.0
-80.0
12/30/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
106.61
100.76
10.00
FDBC
Russell 3000
KBW Nasdaq Regional Bank

Source: Company information and S&P Global Market Intelligence market data, as of 12/31/2021.

Summary Market Profile as of 3/31/2022

Ticker		FDBC
Exchange		NASDAQGM
Stock Price	$	46.43
Market Cap. ($M)	$	266
Dividend Yield		2.71%
<u>Average Daily Volume (3 Months)</u>		
Avg Daily Volume (Shares)		5,085
Avg Daily Volume ($000s)	$	254
<u>52-Week High/Low</u>		
52-Week High (04/01/2021)	$	64.35
52-Week Low (10/28/2021)	$	43.69
% Difference vs. 52-Week High		-27.85%
% Difference vs. 52-Week Low		6.27%
<u>Valuation Ratios</u>		
Price/ Tg. Book Value		170.9%
Price/ MRQ EPS		34.9x
Price/ LTM EPS		9.9x

Fidelity BANK

Assets

(Dollars in millions)

Total assets increased by $720 million or 42% in 2021 when compared to 2020.

The fair value of assets acquired from Landmark was $376 million or 19% of total assets as of July 2021.

1st quarter of 2022 total assets remained at $2.4 billion from 4th quarter 2021.


Assets
(Dollars in Millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,419
2017
2018
2019
2020
2021

Fidelity BANK

Total Loans & Leases, Net

(Dollars in millions)

In 2021, Loans & Leases increased $314 million or 28% when compared to 2020.

The acquisition of Landmark accounted for $299 million.

PPP loans made up $40 million of the total loans & leases in December of 2021.



Total Loans & Leases, Net
(Dollars in Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,449
2017
2018
2019
2020
2021

Fidelity BANK

Deposits

(Dollars in millions)

In 2021, Deposits increased by $660 million or 44% when compared to 2020.

Landmark accounted for $323 million of total deposits in July of 2021.

Interest-bearing checking was $731 million, or 33.7%. Non-interest bearing checking was $590 million, or 27% of total deposits.

1st quarter of 2022 total Deposits increased to $2.2 billion or 1.9% from 4th quarter 2021.



Deposits
(Dollars in Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,170
2017
2018
2019
2020
2021

Fidelity BANK

Shareholders' Equity

(Dollars in millions)

In 2021, shareholders' equity totaled $211.7 million or a 27% increase over 2020.

$35 million of the increase in equity was the issuance of common stock for the acquisition.

The financial moat around Fidelity Bank is wide and deep.

1st quarter of 2022 GAAP shareholders' equity decreased by $36.5 million or 17%, primarily caused by a $42.5 million after tax reduction in accumulated other comprehensive income from net unrealized losses recorded in the investment portfolio from 4th quarter 2021.


Shareholders' Equity
(Dollars in Millions)
$250
$200
$150
$100
$50
$0
$212
2017
2018
2019
2020
2021

Fidelity BANK

Net Income

(Dollars in millions)

In 2021, net Income increased $11 million or 84% over 2020.

Merger-related expenses for 2021 were $3 million after tax.

1st quarter of 2022 net income was $7.5 million or a 33% increase from 1st quarter 2021.


Net Income
(Dollars in Millions)
$25
$20
$15
$10
$5
$0
$24
2017
2018
2019
2020
2021

Fidelity BANK

Earnings Per Share

In 2021, earning per shares increased by $1.66 or 59% over 2020.

1st quarter of 2022 earnings per share was $1.32 or an increase of 17% when compared to 1st quarter 2021.



Earnings Per Share
(Dollars)
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$4.48
2017
2018
2019
2020
2021

Fidelity BANK

Dividends Per Share

Dividends have increased 7 years in a row

2021:	$1.23	7.9%
2020:	$1.14	7.5%
2019:	$1.06	8.2%
2018:	$0.98	11.4%
2017:	$0.88	6.0%
2016:	$0.83	7.8%
2015:	$0.77	5.5%
2014:	$0.73	


Dividends Per Share
(Dollars)
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.23
2017
2018
2019
2020
2021

Fidelity BANK

First Quarter 2022 Financial Results

- Strong operating financial performance
  - Net Income $7.5 million
  - Diluted EPS $1.32
- Strong Balance Sheet and Capital Position
  - Total Cost of Funds – 0.16%
    - Total Non-Interest Bearing Checking – 27% of Total Deposits
  - Past Due and Non-Performing Loans was 0.17%
  - Strong Regulatory Capital
    - Tier 1 Leverage - 8.14%
    - Tier 1 Risk Based Capital - 13.11%
    - Total Risk Based Capital - 14.18%

Retirement of Mary E. McDonald

Mary E. McDonald, Assistant Secretary

On September 3, 2021, Assistant Secretary to the Board of Directors, Mary E. McDonald retired after serving over 20 years.

Mrs. McDonald joined Fidelity Bank's Board of Directors in 2000 serving 21 years in that capacity.

As a Director Mrs. McDonald guidance played an instrumental part in the growth of our organization. Her commitment to an organization she saw as family was expressed in the passion and leadership she gave throughout the years. Her contributions were immeasurable.

